Exhibit 99.1

CORPORATE OVERVIEW NASDAQ: CTOR OCTOBER 2025 Exhibit 99.1

FORWARD LOOKING LANGUAGE This presentation has been prepared by Citius Oncology, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . This presentation contains forward - looking statements that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements by the words “may”, “might”, “will”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “goal”, “objective”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue” and “ongoing”, or the negative of these terms, or other comparable terminology intended to identify statements about the future . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward - looking statements . The forward - looking statements and opinions contained in this presentation are based upon estimates and information available to us as of the date of this presentation . While we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . Factors that could cause actual results to differ from those discussed in the forward - looking statements include, but are not limited to : our ability to commercialize LYMPHIR and any of our other product candidates that may be approved by the FDA ; our need for substantial additional funds ; future financial and operating results, including revenues, income, expenditures, cash balances and other financial items ; our ability to execute our growth, expansion and acquisition strategies ; current and future economic and political conditions ; expected changes in our revenues, costs or expenditures ; our expectations regarding demand for and market acceptance of our services ; our expectations regarding our customer base ; our ability to obtain, maintain or procure all necessary government certifications, approvals, and/or licenses to conduct our business, and in the relevant jurisdictions in which we operate ; competition in our industry ; relevant government policies and regulations relating to our industry ; our capital requirements and our ability to raise any additional financing which we may require ; our ability to hire and retain qualified management personnel and key employees in order to enable us to develop our business ; overall industry, economic and market performance ; and other assumptions described in this presentation underlying or relating to any forward - looking statements Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward - looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . As a matter of course, we do not make public projections as to our expected sales or profitability due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates . Similarly, as a matter of course, we do not comment on ongoing or potential partnership discussions, the expected timing of future financial raises or potential long - term strategic plans . NASDAQ: CTOR | 2

ABOUT CITIUS ONCOLOGY, INC.

Biopharmaceutical company focused on developing and commercializing innovative targeted oncology therapies

- Lead product, LYMPHIR™, FDA approved August 2024
  - Orphan Indication: treatment of adult patients with relapsed or refractory Stage I-III cutaneous T-cell lymphoma (CTCL) after at least one prior systemic therapy
  - 12-year BLA exclusivity
  - First new systemic CTCL therapy since 2018
- Commercialization planned for Q4 2025
- Estimated $400M+ addressable U.S. market with growth opportunities[1]
- Publicly traded on NASDAQ since August 2024 (Ticker: CTOR)
  - Majority-owned (~79%) subsidiary of Citius Pharmaceuticals, Inc. (NASDAQ: CTXR)
  - Shared management services agreement with CTXR

1. Internal estimates based on IQVIA market research.

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CITIUS IS PREPARING TO LAUNCH LYMPHIR IN Q4 2025

Commercial launch readiness nearing completion through disciplined financial strategy

Citius has invested ~$90 million in LYMPHIR to date

$40M	Upfront purchase
$43+M	Development and precommercial efforts
$5M	Spinout to form Citius Oncology

Significant pre-commercial activities have been completed

- Manufactured inventory for launch (12-18 month supply; 5-year shelf life)
- Negotiated supply chain and CSO agreements
- Secured new permanent J-code (HCPCS Level II code – J9161) and inclusion of LYMPHIR in NCCN guidelines
- Developed targeted machine learning trigger system for salesforce to identify potential patients
- Initiated marketing strategy to raise brand awareness
- Hired key sales force management team

Additional pre-commercial activities underway

- Hire and onboard salesforce to initiate sales
- Ship product to wholesalers
- Implement digital media plan and ad campaign
- Launch Patient Services Hub
- Named Patient Program expansion to ex-US markets

LYMPHIR™ (denileukin diftitox-cxdl) Injection 300 mcg

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EXPERIENCED MANAGEMENT TEAM NASDAQ: CTOR | 5 Shared management services agreement with Citius Pharmaceuticals mitigates execution risk, maximizes capital efficiency and leverages industry expertise LEONARD MAZUR CHAIRMAN & CEO JAIME BARTUSHAK EVP, CFO & CBO DR. MYRON CZUCZMAN EVP, CHIEF MEDICAL OFFICER OMAR LANSARI DIR, MARKETING MICHAEL MCGUIRE VP, COMMERCIAL MYRON HOLUBIAK EXECUTIVE VICE CHAIRMAN

WHAT IS CUTANEOUS T-CELL LYMPHOMA (CTCL)?

Considered to be incurable, CTCL is a Subgroup of Non-Hodgkin Lymphomas (NHL) that can be Indolent or Aggressive and is Driven by Malignant T Cells

CTCL is a general term for T-cell lymphoma that involves the skin, but may also involve the blood, lymph nodes, and internal organs

More prevalent in men than women and usually appears in patients in their 50s and 60s

CTCL accounts for approximately 4% of all non-Hodgkin lymphoma (NHL)[1]

CTCL Prevalence by Subtype[2]


37%
60%
3-5%
Mycosis Fungoides
Sezary Syndrome
Other CTCL

Patients with persistent or recurrent CTCL require systemic therapy

1. Dummer R, et al. *Nat Rev Dis Primers.* 2021;7(1):61. 2. Rangoonwala, HI and Cascella M. 2022, StatPearls Publishing: Treasure Island, FL. 3. Cleveland Clinic. *Cutaneous T-Cell Lymphoma*. 2023. Available from: https0://my.clevelandclinic.org/health/diseases/17940-cutaneous-t-cell-lymphoma 4. Hristov AC, et al. *Am J Hematol.* 2019;94(9):1027-1041.

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CTCL PATIENTS HAVE A HIGH DISEASE BURDEN

Skin Stage	Description	10-Yr Relative Survival, %
T1	Patches, papules, or plaques covering < 10% of the skin surface	100
T2	Patches, papules, or plaques covering ≥ 10% of the skin surface	67.4
T3	Tumors (≥ 1)	39.2
T4	Generalized erythroderma	41.0

T1



T2







Sézary cell



T3





T4







Zackheim. J Am Acad Dermatol. 1999;40:418.

Slide credit: clinicaloptions.com

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NASDAQ: CTOR | 8 DIFFERENTIATED MECHANISM OF ACTION (MOA) LYMPHIR targets the IL - 2 receptor, working both as a targeted therapy against malignant T - cells AND as an immunotherapy against Tregs IL - 2 receptor offers a unique treatment opportunity in CTCL Malignant T - cells and Tregs share a common marker: the IL - 2 receptor Targets Malignant Cells Binds to IL - 2 receptors to deliver diphtheria toxin, killing tumor cells directly Eliminates Immunosuppressive Tregs Reduces number of Treg cells, subsequently enhancing anti - tumor immunity

NASDAQ: CTOR | 9 COMPELLING CLINICAL DATA LYMPHIR addresses CTCL’s heavy Quality of Life burden 1. Objective Response is Complete Response and Partial Response according to the ISCL/EORTC Global Response Score. 2. In the Primary Efficacy Analysis set, 84.4% (54/64) of skin evaluable subjects had a decrease in skin tumor burden, with 48.4% subjects with ≥50% reduction in skin tumor burden. Complete clearing of skin disease (skin CR) was observed in 12.5% (8/64) subjects. 3. The duration of response (DOR) was at least 6 months for 52% of responders and at least 12 months for 20% of responders (25/69 patients). OBJECTIVE RESPONSE RATE 1 36% 9% achieved complete response 27% achieved partial response Median number of months to achieve an objective response (complete or partial response) RAPID RESPONSE TIME 1.4 months Median months of disease control among patients who responded to E7777 3 DURABLE RESPONSE 6.5 months Reduction in skin tumor burden among evaluable patients 48.8% of patients with ≥50% reduction in skin tumor burden 2 REDUCED SKIN BURDEN 84.4%

DEMONSTRATED SAFETY NASDAQ: CTOR | 10 Overall, LYMPHIR was well - tolerated with the use of pre - medications, close patient monitoring, and prompt initiation of supportive measures and drug management • No evidence of cumulative toxicity • Most patients experienced grade 1/2 treatment emergent adverse events (TEAEs) Grade ≥3 6% CAPILLARY LEAK SYNDROME 0% Grade ≥3 loss in visual acuity VISUAL IMPAIRMENT 6% Grade ≥3 INFUSION REACTION LYMPHIR’s full prescribing information: https://www.lymphirhcp.com/prescribing - information.pdf

OPPORTUNITIES FOR GROWTH BEYOND CTCL

CITIUS Oncology™

- University of Pittsburgh: an investigator-initiated trial is underway to evaluate LYMPHIR for potential use as an immuno-oncology therapy in combination with KEYTRUDA® in patients with recurrent or metastatic solid tumors (NCT05200559)
  - Encouraging preliminary results of interim analysis:
    - 15 evaluable patients showed 27% ORR; 33% Clinical Benefit Rate; median Progression Free Survival of 57 weeks (for patients that achieved a clinical benefit)
  - The data supports further evaluation of this combination across a broader range of solid tumor types
  - Phase 1 Preliminary study data (n=25) anticipated Q4 2025/Q1 2026
- University of Minnesota: LYMPHIR in combination with CAR T therapies (NCT04855253)
  - Phase 1 study to evaluate the potential benefit of LYMPHIR given prior to CAR T therapy in patients with high risk relapsed/refractory B-cell lymphomas
  - Preliminary study results anticipated Q1 2026
- Logical label expansion potential in PTCL where there is a high unmet need and no curative therapies

Program	Investigational Indication	Preclinical	Phase I	Phase II	Phase III
UNIVERSITY OF PITTSBURG MEDICAL CENTER, HILLMAN CANCER CENTER	COMBINATION WITH PD-1 INHIBITOR (KEYTRUDA®) [1]	→	→	Prelim Interim data published	
UNIVERSITY OF MINNESOTA, MASONIC CANCER CENTER	COMBINATION WITH CAR-T (KYMRIAH)[1]	→	→		
LYMPHIR-P	PERIPHERAL T-CELL LYMPHOMA				

1. KEYTRUDA is a registered trademark of Merck & Co., Inc. KYMRIAH is a registered trademark of Novartis Pharmaceuticals Corporation.

LYMPHIR™ (denileukin diftitox-cxdl) Injection 300 mcg

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LYMPHIR IS COMPETITIVELY POSITIONED Clinical profile and market dynamics supports market entry • Differentiated MOA targeting the IL - 2 receptor reinforces rationale for inclusion among the current core therapeutic options in the U.S. market • CTCL treatments are non - curative , often have a limited duration of response and/or are discontinued early • Patients are put on multiple alternate therapies and cycle to 2nd line treatments within 5 months , on average • Key growth drivers expected to increase overall market size and facilitate market penetration • Evolving treatment paradigm; incremental therapeutic option for pre - treated patients • Historically, market growth has followed introduction of new therapeutics • Competitively priced • No new therapy approved since 2018 NASDAQ: CTOR | 12

COMPETITIVE LANDSCAPE: WHY CHOOSE LYMPHIR? Today’s CTCL treatments are non - curative LYMPHIR excels where current therapies are limited • Requires CD30+ biomarker • Peripheral neuropathy may limit use • Most effective in SS subsegment of CTCL (<5%) • Acts on blood disease rather than skin disease • ORR 21% in MF • Use limited by cumulative bone marrow toxicity • Quality of life issues • No biomarker needed • Broad label • No cumulative toxicity • Skin relief • Rapid response • No cumulative toxicity • No cumulative toxicity • Refined patient profile NASDAQ: CTOR | 13 Limitations

CONCENTRATED PRESCRIBER BASE NASDAQ: CTOR | 14 10% of Providers (Physicians) Treat ≥3 Patients 90 17 7 15 12 0 10 20 30 40 50 60 70 Number of Accounts 80 90 100 20 - 40 41 - 60 61 - 80 81 - 120 121 - 475 Number of Patients Accounts by Number of Diagnosed Patients Source: IQVIA Medical (Dx) & Pharmacy (Rx) Claims Data IQVIA Citius CTCL HCP Targeting Report – September 2022 Copyright © 2022 IQVIA. All rights reserved. | Confidential Patients may be double counted if treated by multiple providers. Accounts include institutions with multiple prescribing physicians or centers of care. 3928, 90% 427, 10% Providers treating at least 1 patient Providers treating at least 3 patients 141 Accounts Diagnose ≥20 Patients

PATIENT AND HCPS CLUSTERED NEAR MAJOR CANCER CENTERS

60% of CTCL patients are concentrated in 10 states

- Concentration of providers and accounts allows for a focused field force approach (~25 reps)
- AI-driven trigger system will direct the field force to optimize opportunities with providers and patients

CTCL PATIENTS BY STATE*
(TOTAL PATIENTS = 6,841)


COUNT
795
6
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* Source: IQVIA Medical (Dx) & Pharmacy (Rx) Claims Data IQVIA Citius CTCL HCP Targeting Report – September 2022. Cumulative Data 2017-2021. Patient State based on patient ZIP 3. US Territories removed from visualization.

LYMPHIR™ (denileukin diftitox-cxdl) Injection 300 mcg

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DISTRIBUTION READINESS AND CHANNEL ACCESS Patient - Centric Distribution Strategy aims to promote timely product availability for eligible CTCL patients across all care settings, reinforcing Citius’ commitment to access • Nationwide U.S. distribution network established • All major distribution agreements operational • Citius Oncology has executed agreements with Cencora, Cardinal Health, and McKesson to support U.S. distribution of LYMPHIR • These partnerships ensure nationwide coverage across academic centers and community clinics • Commercial - ready inventory with a 60 - month shelf life is in place to meet projected demand 12 – 18 months post - launch • Ex - U.S. strategy to leverage country - specific Named Patient Programs • Exclusive distribution agreement with Integris Pharma S.A. (Oct 2025) • Establishes coverage for 12 markets: Greece, Cyprus, Malta, Bulgaria, Romania, Croatia, Serbia, Albania, Bosnia Herzegovina, Kosovo, Montenegro and North Macedonia • Citius Pharma is in active discussions with multiple additional prospective distribution partners across several European Union member states, in South America, and in select Middle Eastern territories 16

FOCUSED PRODUCT LAUNCH NASDAQ: CTOR | 17 Solid foundation supporting potential market share ramp in Year 1 with targeted salesforce 1. JAMA Oncology. 2022 Sep 1;8(11):1690 – 1692. doi: 10.1001/jamaoncol.2022.3236 Patients • We plan to target the cohort of U.S. patients with relapsed or refractory CTCL that receive intravenous systemic therapeutics • Overall U.S. prevalence is estimated to be approximately 3,000 1 Providers • Concentrated HCP universe with most prescribers located in major metropolitan centers/major cancer centers • 427 physicians ( 10 % of providers) treat 3 or more patients Payers • Reimbursement expected to be in line with other targeted therapies • Added to NCCN guidelines • Unique J - code awarded

NASDAQ: CTOR | 18 MULTI - LAYERED PROTECTION: BARRIERS TO ENTRY 12 years of BLA exclusivity Orphan Drug Exclusivity (7 years) ODD designation granted for CTCL and PTCL (CTCL exclusivity determined upon BLA review) Complex Proprietary Manufacturing Process trade secret 2 Patents Pending LYMPHIR use as combination therapy with check point inhibitors

WHY CTOR? WHY NOW?

CITIUS Oncology™

LYMPHIR is poised for successful launch with potential upside opportunities beyond CTCL

- LYMPHIR is an approved therapy in a rare indication with no curative therapies
- Estimated $400M+ addressable U.S. market1 with potential upside potential driven by expanded indications, immuno-oncology opportunities, and international markets
- Orphan indication with 12-year BLA exclusivity
- First new systemic CTCL therapy since 2018; existing therapies are non-curative
- Concentrated prescriber base: small number of oncologists generate sales volume (~10% or 427 providers treat ≥3 patients)
- Potential market share ramp can be achieved beginning year 1 with a targeted salesforce of ~25 reps
- Launch expected Q4 2025

1. Internal estimates based on IQVIA market research.

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